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                                                                     EXHIBIT 24

                            LIMITED POWER OF ATTORNEY

                                K N ENERGY, INC.


             KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of K N Energy, Inc., a Kansas corporation, does hereby make, constitute and appoint LARRY D. HALL, CLYDE E. McKENZIE and MARTHA B. WYRSCH and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute and deliver, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, one or more Registration Statements on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to shares of common stock, $5.00 par value per share, of K N Energy, Inc. offered for sale pursuant to its Employees Stock Purchase Plan and its Long-Term Incentive Plan, and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of July, 1998.


 /s/ Larry D. Hall                           /s/ Clyde E. McKenzie
-----------------------------                ---------------------------
     Larry D. Hall                               Clyde E. McKenzie


 /s/ Edward H. Austin, Jr.                   /s/ Charles W. Battey
-----------------------------                ---------------------------
     Edward H. Austin, Jr.                       Charles W. Battey


 /s/ Stewart A. Bliss                        /s/ David W. Burkholder
-----------------------------                ---------------------------
     Stewart A. Bliss                            David W. Burkholder


 /s/ David M. Carmichael                     /s/ Robert H. Chitwood
-----------------------------                ---------------------------
     David M. Carmichael                         Robert H. Chitwood


 /s/ Howard P. Coghlan                       /s/ Jordan L. Haines
-----------------------------                ---------------------------
     Howard P. Coghlan                           Jordan L. Haines


 /s/ William J. Hybl                         /s/ Richard D. Kinder
-----------------------------                ---------------------------
     William J. Hybl                             Richard D. Kinder


 /s/ Edward Randall, III                     /s/ John F. Riordan
-----------------------------                ---------------------------
     Edward Randall, III                         John F. Riordan


 /s/ James C. Taylor                         /s/ H. A. True, III
-----------------------------                ---------------------------
     James C. Taylor                             H. A. True, III




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